                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)    December 3, 2004
                                                        ------------------------

                           THE PHOENIX COMPANIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       1-16517                  06-1599088
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

          One American Row, Hartford, CT                          06102-5056
--------------------------------------------------           -------------------
     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:            (860) 403-5000
                                                             -------------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

___Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

___Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On December 3, 2004, the Phoenix Companies, Inc. (the "Company") issued a press release announcing that Phoenix Life Insurance Company, one of its principal operating subsidiaries, had commenced a cash tender offer for all $175,000,000 outstanding principal amount of its 6.95% Surplus Notes scheduled to mature
December 1, 2006.

On December 7, 2004 the Company issued a press release announcing that Phoenix
Life Insurance Company intends to offer approximately $175 million aggregate principal amount of surplus notes with a scheduled maturity of 30 years in an offering that will be exempt from the registration requirements of the
Securities Act of 1933.

Copies of the press releases issued by the Company on December 3, 2004 and
December 7, 2004 are filed as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated in this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Exhibits:

   Exhibit
   Number   Description
   ------   -----------

     99.1   Press release issued by the Company on December 3, 2004 (relating to commencement of tender offer).
     99.2   Press release issued by the Company on December 7, 2004 (relating to commencement of surplus notes offering).
================================================================================

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE PHOENIX COMPANIES, INC.

Date: December 8, 2004                     By: /s/ Scott R. Lindquist
                                               ---------------------------------
                                               Name:  Scott R. Lindquist
                                               Title: Vice President and
                                                       Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number   Description
------   -----------

  99.1   Press release issued by the Company on December 3, 2004 (relating to commencement of tender offer).
  99.2   Press release issued by the Company on December 7, 2004 (relating to commencement of surplus notes offering).